UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2012

EC Development, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-14039	11-2714721
(Commission File Number)	(IRS Employer Identification Number)

23 E. 9th Street, Suite 229, Shawnee, Oklahoma 74801
(Address of principal executive offices)

(405) 273-3330
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events.

The Company discloses that it was served on March 20, 2012 with a lawsuit indicating that a claim was being made under contract for a “fee” in connection with financing presented to EC Development LLC, an Oklahoma limited liability company subsequently acquired by the Company.  The primary dispute alleged by the claimant relates to entitlement of a fee for arranging financing in 2005 for the benefit of this acquired company.  The claim relating to the Company is solely by virtue of its acquisition of EC Development LLC.  Members of EC Development LLC who are also now officers and shareholders of the Company are also named.

 The Company considers the lawsuit to be without merit and intends to vigorously defend the lawsuit.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EC Development, Inc

March 28, 2012	By:	/s/ Randy Edgerton
Randy Edgerton, Chief Financial Officer